SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K/A




                                CURRENT REPORT




                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                       Date of Report: November 21, 2003
                                       -----------------
                       (Date of earliest event reported)

                       DAIMLERCHRYSLER NORTH AMERICA LLC
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            (Exact name of registrant as specified in its charter)

        State of Michigan                333-75942              38-3536414
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(State or other jurisdiction of    (Commission File No.)       (IRS Employer
        incorporation)                                      Identification No.)


             27777 Inkster Road, Farmington Hills, Michigan 48334
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                   (Address of principal executive offices)

Registrant's telephone number, including area code: (248) 427-2565

This filing relates to Registration Statement No.: 333-75942.

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Item 5.  Other Events.
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     The Form of T-1 Statement of Eligibility under the Trust Indenture Act of
1939 of Deutsche Bank Trust Company Americas is filed to correct the cover page of the Form T-1 filed on November 21, 2003. The the Form of T-1 Statement of Eligibility is attached hereto as Exhibit 25.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

     (a) Financial statements of businesses acquired:

         None

     (b) Pro forma financial information:

         None

     (c) Exhibits:

         Exhibit 25.1 Form of T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Deutsche Bank Trust Company Americas.

                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 By: DaimlerChrysler Services North America LLC


Dated as of December 3, 2003     By:   /s/ B.C. Babbish
                                     ------------------------------------------
                                       B.C. Babbish
                                       Assistant Secretary

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                                 EXHIBIT INDEX
                                 -------------



  Exhibit No.          Description of Exhibit
  -----------          ----------------------

Exhibit 25.1 Form of T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Deutsche Bank Trust Company Americas.